                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                                        THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant  |X|
     Filed by a party other than the registrant |_|

     Check the appropriate box:
     |_| Preliminary proxy statement
     |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     |X| Definitive proxy statement
     |_| Definitive additional materials
     |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                              PS BUSINESS PARKS, INC.
                                 (Name of Registrant as Specified in Its Charter)

                                   ____________________________________________
                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X| No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)    Title of each class of securities to which transaction applies:
                ____________________________________

         (2)    Aggregate number of securities to which transaction applies:
                ____________________________________

         (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
                ____________________________________

         (4)    Proposed maximum aggregate value of transaction:
                ____________________________________

         (5)    Total fee paid:
                ____________________________________

     |_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)    Amount previously paid:
                ____________________________________

         (2)    Form, schedule or registration statement no.:
                ____________________________________

         (3)    Filing party:
                ____________________________________

         (4)    Date filed:
                ____________________________________

PS BUSINESS PARKS, INC.

Notice Of Annual Meeting Of Shareholders

May 8, 2001

                  The Annual Meeting of Shareholders of PS Business Parks, Inc. a California  corporation,  will be held at the Hilton Glendale,  100 West Glenoaks  Boulevard,  Glendale,  California,  on May 8, 2001, at the hour of
1:00 p.m. Los Angeles time, for the following purposes:

                  1.       To elect directors for the ensuing year.

                  2.       To consider and act upon such other  matters as may properly  come before the meeting or any adjournment of the meeting.

                  The Board of Directors  has  determined  that only holders of record of Common Stock at the close of  business  on  March 15,  2001 will be  entitled  to  receive  notice  of,  and to vote at,  the  meeting or any adjournment of the meeting.

                  Please mark your vote on the enclosed  Proxy,  then date, sign and promptly mail the Proxy in the stamped return envelope included with these materials.

                  You are  cordially  invited  to attend  the  meeting  in  person.  If you do attend  and you have already signed and returned the Proxy,  you may  nevertheless  change your vote at the meeting,  in which case your
Proxy will be  disregarded.  Therefore,  whether or not you presently  intend to attend the meeting in person,  you are urged to mark your vote on the Proxy, date, sign and return it.

                                                          By Order of the Board of Directors

                                                              JACK E. CORRIGAN, Secretary

Glendale, California
April 2, 2001

PS BUSINESS PARKS, INC.

701 Western Avenue
Glendale, California 91201-2349

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 8, 2001

                                                       GENERAL

                  This Proxy Statement  (first mailed to  shareholders on or about April 11,  2001) is furnished in connection with the  solicitation by the Board of Directors of PS Business  Parks,  Inc. (the "Company") of proxies for use at the  Company's  Annual  Meeting of  Shareholders  to be held at the Hilton  Glendale,  100 West Glenoaks
Boulevard,  Glendale,  California  at 1:00 p.m.  Los  Angeles  time on  May 8,  2001 or at any  adjournment  of the meeting.  The purposes of the meeting are (1) to  elect seven  directors  of the Company and (2) to  consider  such other business as may properly be brought before the meeting or any adjournment of the meeting.

                  In a March 17,  1998  merger  (the "AOPP  Merger")  of  American  Office  Park  Properties,  Inc.
("AOPP") with and into the Company,  the Company acquired the commercial  property business  previously operated by
AOPP and the Company changed its name from "Public Storage  Properties XI, Inc." to  "PS Business  Parks,  Inc." As
a result of the AOPP Merger,  the Company  became the sole general  partner of  PS Business  Parks,  L.P.,  through which the Company conducts most of its activities.

                                                 QUORUM AND VOTING

                  The  presence  at the  meeting  in  person  or by  proxy  of the  holders  of a  majority  of the outstanding shares of the Common Stock is necessary to constitute a quorum for the transaction of business.

                  Only holders of record of Common  Stock at the close of business on  March 15,  2001 (the "Record
Date") will be entitled to vote at the  meeting,  or at any  adjournment  of the meeting.  On the Record Date,  the
Company had  22,970,695  shares of Common  Stock  issued and  outstanding  (before  redemptions  of 2,300 shares of
Common Stock not reflected in the transfer agent's records as of the Record Date).

                  Shares  of  Common  Stock  represented  by a Proxy  in the  accompanying  form,  if the  Proxy is properly  executed and is received by the Company before the voting,  will be voted in the manner  specified on the
Proxy.  If no  specification  is made, the shares will be voted FOR the election as directors of the nominees named below. If any nominee  becomes  unavailable to serve,  the persons  designated as proxies will vote for the person, if any,  designated  by the Board of  Directors  to replace that  nominee.  A Proxy is  revocable  by  delivering a subsequently  signed and dated Proxy or other  written  notice to the  Secretary  of the Company at any time before its  exercise.  A Proxy may also be revoked  if the  person  executing  the Proxy is  present  at the  meeting  and chooses to vote in person.

                  If you  participate in the PS  401(k)/Profit  Sharing Plan (the "401(k)  Plan"),  your Proxy will also serve as a voting  instruction  for the trustee of the 401(k) Plan (the  "Trustee") with respect to the amount of shares of Common Stock  credited to your account as of the Record Date. If you provide voting  instructions  via your Proxy with  respect to shares in the 401(k)  Plan,  the Trustee  will vote those shares of Common Stock in the manner  specified.  If you execute  and return the Proxy  without a specific  voting  instruction  with  respect to shares in the 401(k)  Plan,  the Trustee  will vote those  shares of Common  Stock FOR the election as directors of the nominees  named below.  If a properly  executed Proxy with respect to shares in the 401(k) Plan is not received by the Trustee, the Trustee will vote those shares of Common Stock at its discretion.

                  With  respect to the  election of  directors,  each holder of Common  Stock on the Record Date is entitled to cast as many votes as there are directors to be elected  multiplied by the number of shares  registered in his name on the Record Date.  The holder may  cumulate  his votes for  directors by casting all of his votes for one  candidate or by  distributing  his votes among as many  candidates  as he chooses.  The seven  candidates  who receive the most votes will be elected  directors  of the  Company.  In voting upon any other  proposal  that might properly  come before the meeting,  each holder of Common  Stock is entitled to one vote for each share  registered in his name.

                                               ELECTION OF DIRECTORS

                  Seven  directors,  constituting  the entire Board of  Directors,  are to be elected at the Annual
Meeting of  Shareholders,  to hold office until the next annual meeting and until their  successors are elected and qualified.  When the  accompanying  Proxy is properly  executed and returned to the Company before the voting,  the persons  named in the Proxy  and/or the Trustee will vote the shares  represented  by the Proxy as indicated on the
Proxy.  If any  nominee  below  becomes  unavailable  for any reason or if any  vacancy on the  Company's  Board of
Directors  occurs before the election,  the shares  represented  by any Proxy voting for that nominee will be voted for the person,  if any,  designated by the Board of Directors to replace the nominee or to fill the vacancy on the
Board.  However,  the Board of Directors has no reason to believe that any nominee will be  unavailable or that any vacancy on the Board of Directors will occur.  The following persons are nominees for director:

                         Name                            Age                   Director Since

                  Ronald L. Havner, Jr.                  43                         1998
                  Harvey Lenkin                          64                         1998
                  Vern O. Curtis                         66                         1990
                  Arthur M. Friedman                     65                         1998
                  James H. Kropp                         52                         1998
                  Alan K. Pribble                        58                         1998
                  Jack D. Steele                         77                         1990

                  Ronald L. Havner,  Jr. has been Chairman,  President and Chief  Executive  Officer of the Company
since March 1998.  From December 1996 until March 1998,  Mr.  Havner was  Chairman,  President and Chief  Executive
Officer of AOPP. He was Senior Vice President and Chief  Financial  Officer of Public  Storage,  Inc.  ("PSI"),  an
affiliated  REIT,  and Vice  President of the Company and certain other REITs  affiliated  with PSI, until December
1996.  Mr.  Havner  became  an  officer  of PSI in 1986,  prior to which he was in the  audit  practice  of  Arthur
Andersen &  Company.  He is a member of the  American  Institute  of  Certified  Public  Accountants  (AICPA),  the
National  Association of Real Estate  Investment  Trusts (NAREIT) and the Urban Land Institute (ULI) and a director of Business Machine Security, Inc., The Mobile Storage Group, Inc. and Burnham Pacific Properties, Inc.

                  Harvey  Lenkin,  a member of the  Compensation  Committee,  became a director  of the  Company in
March 1998 and was President of the Company  (formerly  Public  Storage  Properties XI, Inc.) from its inception in
1990 until March 1998.  Mr. Lenkin has been  employed by PSI for 23 years and has been  President and a director of
PSI since  November  1991. He was a director of AOPP from  December  1997 until March 1998.  From 1989-90 until the respective  dates of merger,  Mr.  Lenkin was  President of 18  affiliated  REITs that were merged into PSI between
September 1994 and May 1998 (the "Merged Public  Storage  REITs"),  and he was also a director of one of the Merged
Public Storage REITs from 1989 until June 1996.  Mr. Lenkin is a member of the Board of Governors of NAREIT.

                  Vern O. Curtis,  Chairman of the Audit Committee,  is a private  investor.  Mr. Curtis has been a director of the Company  since its  inception  in 1990.  Mr.  Curtis is also a director of the Pimco  Funds,  Pimco
Commercial  Mortgage  Securities  Trust,  Inc. and Fresh Choice,  Inc. From 1989-90 until the  respective  dates of merger,  he was a director of the Merged Public  Storage REITs.  Mr. Curtis was Dean of Business  School of Chapman
College from 1988 to 1990 and President and Chief Executive Officer of Denny's, Inc. from 1980 to 1987.

                  Arthur M. Friedman,  a member of the Audit  Committee,  became a director of the Company in March
1998. Mr.  Friedman,  a certified  public  accountant,  has been an independent  business and tax consultant  since
September  1995.  He was a partner of Arthur  Andersen  from 1968 until August 1995.  During his 38-year  career in public  accounting,  he  specialized  in tax  consultation.  He was a member of the Andersen Board of Partners from
1980-1988.

                  James H.  Kropp,  a member of the  Compensation  Committee,  became a director  of the Company in
March 1998. Mr. Kropp has been Director of Investment  Management and Banking of Christopher  Weil & Company,  Inc.
("CWC"), a securities  broker-dealer and registered  investment  adviser,  since April 1995. CWC has rendered,  and is expected to continue to render,  financial advisory and securities  brokerage services for the Company,  PSI and their  affiliates.  Mr. Kropp was a director of AOPP from  December  1996 until  December  1997.  From July 1994 to
November 1994, he was Executive  Vice President and Chief  Financial  Officer of  Hospitality  Investment  Trust, a
REIT.  From 1989 to July 1994, he was Managing  Director of MECA  Associates  USA, a real estate advisory and asset management company serving institutional property owners.

                  Alan K.  Pribble,  Chairman of the  Compensation  Committee,  became a director of the Company in
March 1998. He has been an  independent  business  consultant  since June 1997.  Mr.  Pribble was employed by Wells
Fargo Bank,  N.A.  for 30 years  until June 1997.  He was a Senior  Vice  President  of Wells Fargo from 1984 until
June 1997.  In 1992,  Mr.  Pribble  opened a  commercial  finance  division for Wells Fargo and was involved in its operations  until June 1997.  From 1988 until 1992,  he was a Senior  Vice  President  and  Regional  Manager,  and
from 1984 until  1988,  Mr. Pribble was a Senior Credit Officer, for Wells Fargo.

                  Jack D. Steele,  a member of the Audit  Committee,  has been a director of the Company  since its inception  in  1990.  Dr.  Steele  is  also a  director  of  M.C.  Gill  and a  member  of the  Advisory  Board  of
Clark/Bardes.  Dr. Steele is a business  consultant.  From 1989-90 until the respective  dates of merger,  he was a
director  of  the  Merged  Public  Storage  REITs.   Dr.  Steele  was  Chairman  -  Board  Services  of  Korn/Ferry
International  from 1986 to 1988 and Dean of  School of  Business  and  Professor  at the  University  of  Southern
California from 1975 to 1986.

Directors and Committee Meetings

                  The Board of  Directors  held five  meetings,  the Audit  Committee  held five  meetings  and the
Compensation  Committee  held seven  meetings,  during  2000.  Each of the  directors  attended at least 75% of the meetings  held by the Board of  Directors  or, if a member of a committee of the Board of  Directors,  held by both the Board of Directors  and all  committees  of the Board of Directors on which he served,  during 2000 (during the period that he served).

                  The primary  functions of the Audit  Committee are to meet with the Company's  outside  auditors, to conduct a  pre-audit  review of the audit  engagement,  to  conduct a  post-audit  review of the  results of the audit, to monitor the adequacy of internal  financial  controls of the Company,  to review the  independence of the outside auditors and to make  recommendations to the Board of Directors  regarding the appointment and retention of auditors.  Executive  officers  receive grants of options under the Company's  stock option and incentive plan only with the approval of the Audit Committee.

                  The Board of Directors  appointed a Compensation  Committee in March 2000. The primary  functions of the  Compensation  Committee are to determine  the salary and bonus  compensation  for the  Company's  executive officers  and to  administer  the  Company's  stock  option  and  incentive  plan,  except for grants of options to executive officers.

                  The Company does not have a  nominating  committee.  Pursuant to the terms of an Agreement  Among
Shareholders   and  Company  dated  as  of  December  23,  1997,  as  amended,   among  Acquiport  Two  Corporation
("Acquiport"),  AOPP, American Office Park Properties,  L.P. and PSI (which agreement was assumed by the Company in the AOPP  Merger),  the nominees for the Board of  Directors  (which  constitute  the current  Board of  Directors)
consist of two nominees of PSI (currently Ronald L. Havner,  Jr. and Harvey Lenkin) and five independent  directors mutually  acceptable to PSI and Acquiport  (currently Vern O. Curtis,  Arthur M. Friedman,  James H. Kropp, Alan K.
Pribble and Jack D.  Steele).  PSI and  Acquiport  have  agreed to vote their  respective  shares of the  Company's
Common Stock to support such  nominees to the Board.  This voting  agreement  expires at the later of the following dates:  (1) when PSI's interest in the Company or  Acquiport's  interest in the Company is less than 20%,  assuming conversion of all limited  partnership  interests in PS Business  Parks,  L.P. into shares of the Company's  Common
Stock or (2) December 24, 2001.

Security Ownership of Certain Beneficial Owners

                  The following  table sets forth  information  as of the dates  indicated  with respect to persons known to the  Company  to be the  beneficial  owners of more  than 5% of the  outstanding  shares of the  Company's
Common Stock:

                                                                           Shares of Common Stock
                                                                           Beneficially Owned
                                                                             Number                  Percent
  Name and Address                                                          of Shares               of Class

  Public Storage, Inc. ("PSI"),                                             5,418,273                23.7%
    PS Texas Holdings, Ltd.,
    PS GPT Properties, Inc.
  701 Western Avenue
  Glendale, California 91201-2349 (1)

  Acquiport Two Corporation ("Acquiport")                                   6,110,265                26.7%
    c/o Heitman Capital Management Corporation
  180 North LaSalle Street
  Chicago, Illinois 60601,
  New York State Common Retirement Fund
  633 Third Avenue, 31st Floor
  New York, New York 10017-6754 (2)

  LaSalle Investment Management, Inc.                                       2,080,646                 9.1%
  LaSalle Investment Management (Securities), L.P.
  200 East Randolph Drive
  Chicago, Illinois 60601 (3)

  State Treasurer, State of Michigan                                        2,030,611                 8.9%
  Michigan Department of Treasury,
  Mortgage and Real Estate Division
  P.O. Box 15128
  Lansing, Michigan 48901 (4)
  ____________

   (1)  This  information is as of March 29, 2001.  The reporting  persons listed above have filed a joint Schedule
        13D,  amended as of  September 3,  1998.  The 5,418,273  shares of Common Stock  beneficially  owned by the reporting  persons include  (i) 5,151,567  shares as to which PSI has sole voting and dispositive power and
        (ii) 266,706  shares held of record by PS Texas Holdings,  Ltd., a Texas limited  partnership,  as to which
        (a) PS GPT  Properties,  Inc.,  the sole general  partner of PS Texas  Holdings,  Ltd.  and a  wholly-owned subsidiary of PSI, and (b) PSI, share voting and dispositive power.

        The  5,418,273  shares of Common  Stock in the above  table  does not  include  7,305,355  units of limited partnership  interest in PS Business  Parks, L.P.  ("Units") held by PSI and affiliated  partnerships which
        (pursuant to the terms of the agreement of limited  partnership of PS Business  Parks, L.P.) are redeemable by the  holder  for cash or, at the  Company's  election,  for shares of the  Company's  Common  Stock on a one-for-one  basis.  Upon  conversion of such Units to Common Stock,  PSI and its  affiliated  partnerships would own 42.2% of the Common Stock.

   (2)  This  information  is as of February 28, 2001  (except that the percent  shown in the table is based on the
        Common  Stock  outstanding  at March 29,  2001).  The  reporting  persons  listed  above have filed a joint
        Schedule 13D,  amended as of May 21, 1998. The 6,110,265 shares of Common Stock  beneficially  owned by the reporting  persons are held of record by  Acquiport.  New York State Common  Retirement  Fund,  as the sole stockholder of Acquiport, shares voting and dispositive power with respect to the 6,110,265 shares.

        See  "Directors  and Committee  Meetings"  above for a description of the agreement of PSI and Acquiport to vote their  respective  shares of the  Company's  Common Stock to support  their  nominees for the Board of
        Directors.

   (3)  This  information  is as of December  31, 2000 and is based on a Schedule  13G  (Amendment  No. 2) filed by
        LaSalle Investment Management,  Inc. and LaSalle Investment Management (Securities),  L.P. (except that the percent  shown  in the  table is based  on the  Common  Stock  outstanding  at  March  29,  2001).  LaSalle
        Investment  Management,  Inc.  and  LaSalle  Investment  Management  (Securities),  L.P.,  each  registered investment  advisers,  have  different  advisory  clients.  As of December  31,  2000,  LaSalle  Investment
        Management,  Inc.  beneficially  owned  309,002  shares of Common Stock and LaSalle  Investment  Management
        (Securities),  L.P.  beneficially owned 1,771,644 shares of Common Stock.  LaSalle  Investment  Management,
        Inc.  has sole  voting  power  and sole  dispositive  power  with  respect  to  57,402  shares  and  shared dispositive power with respect to 251,600 shares.  LaSalle  Investment  Management  (Securities),  L.P. has
        sole voting  power with respect to 911,274  shares,  shared  voting  power with respect to 803,020  shares, sole  dispositive  power with  respect to 889,774  shares  and  shared  dispositive  power with  respect to
        881,870 shares.

   (4)  This  information  is as of  December  31,  2000 and is based on a Schedule  13G filed by State  Treasurer,
        State of Michigan  (except that the percent shown in the table is based on the Common Stock  outstanding at
        March  29,  2001).  As of  December  31,  2000,  State  Treasurer,  State of  Michigan  beneficially  owned
        2,030,611  shares  of  Common  Stock.  State  Treasurer,  State  of  Michigan  has  sole  voting  and  sole dispositive power with respect to the 2,030,611 shares.

Security Ownership of Management

                  The  following  table sets forth  information  as of March 29,  2001  concerning  the  beneficial ownership of Common Stock and Depositary Shares Each Representing 1/1,000 of a Share of 9 1/4% Cumulative Preferred
Stock,  Series A of each director of the Company,  the Company's Chief Executive  Officer,  the three other persons who were  executive  officers of the Company on December 31, 2000 and all  directors  and  executive  officers as a group:

                                                                                   Depositary Shares Each
                                                                                   Representing 1/1,000 of a Share
                                     Shares of Common Stock:                       of 9 1/4% Cumulative Preferred
                                     Beneficially Owned (1)                        Stock, Series A
                                     Shares Subject to Options (2)                 Beneficially Owned (1)
Name                                  Number of Shares                  Percent     Number of Shares        Percent

Ronald L. Havner, Jr.                        121,948(1)(3)                 0.5%               --                 --
                                              75,036(2)                    0.3%
                                             196,984                       0.9%

Harvey Lenkin                                  1,600(1)(4)                   *                --                 --
                                              17,986(2)                      *
                                              19,586                         *

Vern O. Curtis                                 2,000(1)                      *                --                 --
                                               5,999(2)                      *
                                               7,999                         *

Arthur M. Friedman                             3,000(1)(5)                   *             2,000(1)(5)           *
                                               5,999(2)                      *
                                               8,999                         *

James H. Kropp                                 7,791(1)(6)                   *                --                 --
                                               5,999(2)                      *
                                              13,790                         *

Alan K. Pribble                                5,000(1)                      *             6,000(1)            0.3%
                                               5,999(2)                      *
                                              10,999                         *

Jack D. Steele                                 2,100(1)(7)                   *             2,000(1)(8)           *
                                               5,999(2)                      *
                                               8,099                         *

Jack E. Corrigan                               3,047(1)(9)                   *                --                 --
                                              40,000(2)                    0.2%
                                              43,047                       0.2%

J. Michael Lynch                                 127(1)(10)                  *                --                 --
                                              40,000(2)                    0.2%
                                              40,127                       0.2%

Jeffrey H. Reinstein                              --                        --                --                 --
                                               8,333(2)                      *
                                               8,333                         *

All Directors and Executive                  146,820(1)(3)(4)(5)(6)                       10,000(1)(5)(8)      0.5%
  Officers as a Group                               (7)(9)(10)(11)         0.6%
  (14 persons)                               216,349(2)                    0.9%
                                             363,169                       1.6%
____________

 *      Less than 0.1%

(1)     Shares of Common Stock or  Depositary  Shares  Each  Representing  1/1,000  of a Share of 9 1/4% Cumulative
        Preferred Stock,  Series A,  as applicable,  beneficially  owned as of March 29, 2001.  Except as otherwise indicated  and subject to  applicable  community  property  and  similar  statutes,  the persons  listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(2)     Represents  vested  portion as of March 29,  2001,  and portion of which will be vested  within 60 days  of
        March 29, 2001,  of shares of Common Stock  subject to options held by the named  individuals  or the group pursuant to the Company's stock option and incentive plan.

(3)     Includes 500 shares and 500 shares held by custodians of IRAs for Mr. Havner  and Mrs.  Havner as to  which each has investment power.

(4)     Includes  116 shares held by a custodian of an IRA for Mr. Lenkin as to which he has investment  power,  87 shares held by  Mrs. Lenkin  as to which she has  investment  power and 134 shares held by  Mrs. Lenkin  as custodian for a son as to which she has investment power.

(5)     Shares held by Mr. Friedman as trustee of Friedman Living Trust.

(6)     Includes  100 shares held by Mr.  Kropp as custodian  for a son as to which he has  investment  power,  100 shares held by Mr.  Kropp's  daughter  as to which she has  investment  power,  600 shares held by CWC Good
        Company  Portfolio,  a general  partnership of which Mr. Kropp is a general partner,  as to which Mr. Kropp shares  investment  power and 6,991  shares held by a custodian  of an IRA for Mr. Kropp as to which he has investment power.

(7)     Shares held by a custodian of a simplified  employee  pension for Dr. Steele as to which he has  investment power.

(8)     Shares held by Dr. and Mrs. Steele as trustees of Jack D. Steele Retirement Trust.

(9)     Includes  2,500 shares held by a custodian of an IRA for Mr.  Corrigan as to which he has investment  power and 547 shares held in the 401(k) Plan.

(10)    Shares held in the 401(k) Plan.

(11)    Includes  shares  credited to the accounts of the  executive  officers of the Company that are held in  the
        401(k) Plan.

                                                   COMPENSATION

Compensation of Executive Officers

                  The  following  table  sets  forth  certain  information  concerning  the  annual  and  long-term compensation  paid to Ronald L. Havner,  Jr., the Company's  Chief Executive  Officer,  and the three other persons who were executive  officers of the Company on December 31, 2000 (the "Named  Executive  Officers") for 2000,  1999
and 1998.

                                          Summary Compensation Table (1)

                                                                              Long-Term Compensation
                                              Annual Compensation                     Awards
                                                                             Restricted    Securities
   Name and                                                  Other Annual    Stock Unit    Underlying    All Other
Principal Position          Year     Salary        Bonus     Compensation    Awards($)(2)  Options(#)  Compensation

Ronald L. Havner, Jr.       2000    $285,000      $350,500            (3)           --       100,000     $4,800(4)
 Chairman of the Board,
 President and Chief        1999    $268,300(5)   $350,500            (3)           --            --     $4,700(4)
 Executive Officer
                            1998    $185,000      $350,500            (3)           --            --     $4,700(4)

Jack E. Corrigan            2000    $145,000      $125,500            --      $ 96,000        25,000     $6,800(6)
 Vice President and
 Chief Financial Officer    1999    $145,000      $ 53,000            --            --            --     $4,700(4)

                            1998    $ 81,900(7)   $ 20,100            --            --        40,000     $3,000(4)

J. Michael Lynch            2000    $145,000      $125,500            (3)     $ 96,000        25,000     $6,800(6)
 Vice President-Director
 of Acquisitions and        1999    $145,000      $ 53,000            (3)           --            --     $4,700(4)
 Development
                            1998    $ 84,600(8)   $ 50,300(9)  $18,100(10)          --        40,000     $3,900(4)

Jeffrey H. Reinstein        2000    $ 89,000(11)  $ 45,500            (3)           --        25,000     $2,700(4)
 Vice President-Business
 Services
____________

(1)    Includes compensation paid for services to the Company and AOPP.

(2)    Represents  the value of grants of  restricted  stock units made under the 1997 Stock Option  and  Incentive
       Plan (with the value of one  restricted  stock unit  deemed  equivalent  to the value of one share of Common
       Stock and based on the  closing  price of the Common  Stock on the  American  Stock  Exchange on the date of grant).  The restricted  stock units vest 30% on the third  anniversary,  30% on the fourth  anniversary and
       40% on the fifth  anniversary,  of the date of grant.  On each vesting date,  the holder will receive shares of Common  Stock  representing  the  applicable  percentage  of the total number of  restricted  stock units granted.  Holders of restricted  stock units receive  payments  equal to the dividends  that would have been paid on an  equivalent  number of shares  of Common  Stock.  The  grants of  restricted  stock  units do not entitle  the  holders to any  current  voting  rights.  As of  December  31,  2000,  the total  holdings  of restricted  stock units of the Named  Executive  Officers  and the market value of such  holdings  (with the value of one  restricted  stock unit deemed  equivalent  to the value of one share of Common Stock and based on the closing  price of the Common  Stock on the  American  Stock  Exchange on December  29,  2000) were as follows:  Mr. Corrigan - 4,000  restricted  stock units  ($111,200) and Mr. Lynch - 4,000  restricted  stock units ($111,200).

(3)    Value did not exceed 10% of the annual salary and bonus of the individual for the years indicated.

(4)    Consists solely of employer contributions to the PS 401(k)/Profit Sharing Plan.

(5)    Mr. Havner's annual base salary was increased from $185,000 to $285,000 effective March 1, 1999.

(6)    Includes  $4,800 of employer  contributions  to the PS  401(k)/Profit  Sharing Plan and $2,000  of  dividend equivalent payments based on ownership of restricted stock units.

(7)    For the period June 8, 1998 through December 31, 1998.

(8)    For the period June 1, 1998 through December 31, 1998.

(9)    Includes a $30,000 signing bonus.

(10)   Includes a reimbursement of relocation expenses of $16,850.

(11)   For the period May 22, 2000 through December 31, 2000.

                  The following  table sets forth  certain  information  relating to options to purchase  shares of
Common Stock granted to the Named Executive Officers during 2000.

                                         Option Grants in Last Fiscal Year

                                 Individual Grants
                            Number of      Percent of                                   Potential Realizable Value
                            Securities    Total Options                                   at Assumed Annual Rates
                            Underlying     Granted to      Exercise                     of Share Price Appreciation
                             Options      Employees in       Price      Expiration             for Option Term
       Name                 Granted (#)     Fiscal Year      ($/Sh)         Date               5%              10%

Ronald L. Havner, Jr.          100,000        33.4%        $26.125        8/04/10        $ 1,645,875    $ 4,153,875
Jack E. Corrigan                25,000         8.3%        $26.125        8/04/10        $   411,469    $ 1,038,469
J. Michael Lynch                25,000         8.3%        $26.125        8/04/10        $   411,469    $ 1,038,469
Jeffrey H. Reinstein            25,000         8.3%        $23.375        5/22/10        $   368,156    $   929,156

                  All options  granted in 2000 become  exercisable  in three equal  installments  beginning  on the first anniversary of the date of grant and have a term of ten years.

                  The following table sets forth certain information  concerning  exercised and unexercised options held by the Named Executive Officers at December 31, 2000.

                  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                                  Number of
                           Shares                            Securities Underlying          Value of Unexercised
                         Acquired on        Value             Unexercised Options           In-the-Money Options
        Name             Exercise(#)     Realized($)          at December 31, 2000         at December 31, 2000(1)
                                                           Exercisable  Unexercisable    Exercisable  Unexercisable
Ronald L. Havner, Jr.        --             --               125,036       100,000       $ 1,389,775     $ 167,500
Jack E. Corrigan             --             --                26,666        38,334       $   114,664     $  99,211
J. Michael Lynch             --             --                26,666        38,334       $   114,664     $  99,211
Jeffrey H. Reinstein         --             --                    --        25,000                --     $ 110,625
____________

(1)    Based on closing  price of $27.80  per share of Common  Stock on  December  29,  2000,  as  reported  by the
       American  Stock  Exchange.  On March 30,  2001,  the closing  price per share of Common Stock as reported by the American Stock Exchange was $27.15.

Compensation of Directors

                  Each of the Company's  directors,  other than Ronald L. Havner,  Jr., receives directors' fees of
$10,000 per year plus,  commencing  March 14, 2000,  $1,000 for each meeting  attended and $500 for each  telephone meeting ($200 for each meeting  attended prior to March 14, 2000).  In addition,  commencing  March 14, 2000,  each of the members of the Audit Committee  receives  $1,000 for each meeting of the Audit  Committee  attended and $500 for each telephone  meeting ($100 for each meeting of the Audit Committee  attended prior to March 14, 2000).  Each of the  members of the  Compensation  Committee  receives  $1,000 for each  meeting of the  Compensation  Committee attended and $500 for each telephone  meeting.  The policy of the Company is to reimburse  directors for reasonable expenses.  Directors  who are  not  officers  or  employees  of the  Company  ("Outside  Directors")  also  receive automatic  grants of  options  under the 1997 Stock  Option and  Incentive  Plan (the "1997  Plan"),  and Ronald L.
Havner,  Jr. is eligible to receive  discretionary  grants of options,  restricted  stock and/or  restricted  stock units  thereunder.  Under  the 1997  Plan,  each  new  Outside  Director  is,  upon the date of his or her  initial election to serve as an Outside  Director,  automatically  granted a non-qualified  option to purchase 5,000 shares of Common Stock. In addition,  after each annual meeting of  shareholders,  each Outside Director then duly elected and serving is automatically  granted,  as of the date of such annual meeting,  a non-qualified  option to purchase
1,000 shares of Common Stock.

                            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  The Board of Directors  appointed a  Compensation  Committee in March 2000.  Until that date, the
Company's  stock option and  incentive  plan,  under which  executive  officers  are  eligible to receive  options, restricted  stock and/or  restricted  stock units,  was  administered by the Audit  Committee.  The Audit Committee continues  to  administer  the stock  option and  incentive  plan with  respect  to grants of options to  executive officers.

                  Ronald L. Havner,  Jr., who is an executive  officer of the Company,  is a member of the Board of
Directors.

Certain Relationships and Related Transactions

                  Loan to Affiliate.  In January  2000,  PS Business  Parks,  L.P.  (the  "Operating  Partnership")
agreed  to  make a loan  to PSI of up to  $50  million  on a  revolving  basis.  In  January  2000,  the  Operating
Partnership  loaned an aggregate of $40 million to PSI,  which was repaid by PSI in January  2000.  In February and
March  2000,  the  Operating  Partnership  loaned an  aggregate  of an  additional  $37  million  to PSI,  of which
$5 million  was repaid by PSI in February 2000 and the entire  balance of the loan was repaid by PSI in March 2000.
The loan bore  interest  at 5.9% per year.  The terms of this loan were  approved  by the  Company's  disinterested directors.

                  Management  Agreement with Affiliates.  The Operating  Partnership  operates  industrial,  retail and office  facilities  for PSI and  partnerships  and joint  ventures  of which PSI is a general  partner or joint venturer  ("Affiliated  Entities")  pursuant to a management  agreement under which PSI and the Affiliated Entities pay to the  Operating  Partnership  a fee of 5% of the gross  revenues of the  facilities  operated for PSI and the
Affiliated  Entities.  During  2000,  PSI and the  Affiliated  Entities  paid  fees of  $556,000  to the  Operating
Partnership  pursuant  to that  management  agreement.  As to  facilities  directly  owned by PSI,  the  management agreement has a seven-year term with the term being  automatically  extended for one year on each  anniversary date
(thereby maintaining a seven-year term) unless either party (PSI or the Operating  Partnership)  notifies the other that the  management  agreement is not being  extended,  in which case it expires,  as to such  facilities,  on the first  anniversary of its then scheduled  expiration date. As to facilities owned by the Affiliated  Entities,  the management  agreement  may be  terminated  as to such  facilities  upon 60 days'  notice  by PSI (on  behalf of the
Affiliated Entity) and upon seven years' notice by the Operating Partnership.

                  Purchase of  Properties  from  Acquiport Two  Corporation.  In December  2000,  affiliates of the
Company and the Operating  Partnership  acquired from Acquiport Two Corporation  certain  single-tenant  industrial buildings  in the City of  Industry  submarket  of Los  Angeles,  California  for an  aggregate  purchase  price of
$13,175,000.

                  Transactions  with  Christopher  Weil &  Company.  In January  2001,  the  Operating  Partnership
purchased  from  an  affiliate  of  Christopher  Weil &  Company,  Inc.  ("CWC")  11,400  partnership  units  in an unaffiliated  public limited  partnership,  at the market price of $56 per unit plus commissions,  for an aggregate price of $638,863.  The Board of Directors  also approved in January 2001 the payment by the Operating  Partnership to CWC of up to $250,000 of fees for  financial  advisory  services,  of which  $75,000 has been paid through March
2001.  James H. Kropp, a director of the Company, is Director of Investment Management and Banking of CWC.

                                         REPORT OF THE BOARD OF DIRECTORS,
                                THE COMPENSATION COMMITTEE AND THE AUDIT COMMITTEE
                                             ON EXECUTIVE COMPENSATION

                  The Company pays its executive  officers  compensation  deemed  appropriate in view of the nature of the Company's  business,  the  performance  of individual  executive  officers,  and the Company's  objective of providing  incentives to its executive officers to achieve a level of individual and Company  performance that will maximize the value of shareholders'  investment in the Company. To those ends, the Company's  compensation  program consists of payment of a base salary and, potentially,  bonus compensation,  and making incentive awards of options to purchase  Common Stock and restricted  stock units.  Grants of options and  restricted  stock units to executive officers are made under the 1997 Stock Option and Incentive Plan (the "1997 Plan").

                  Cash  Compensation.  Base salary  levels are based  generally  on each  individual's  role in the
Company and on market  compensation  rates. The Company  determines market  compensation  rates by reviewing public disclosures of compensation  paid to executive  officers by other REITs deemed  comparable by the Company.  Some of the REITs whose executive  compensation  the Company reviewed in establishing the compensation it pays to executive officers  are  included in the NAREIT  Equity Index  referred to below under the caption  "Stock Price  Performance
Graph."  Generally,  the Company seeks to compensate  its  executives at levels  consistent  with the middle of the range of  amounts  paid by REITs  deemed  comparable  by the  Company.  Individual  salaries  may vary based on the experience and contribution to overall corporate  performance by a particular  executive  officer.  Base salary for
Mr. Havner,  the Chief Executive  Officer,  did not increase  between March 1999 and 2000. Mr. Havner's base salary for 2000 was  determined to be  appropriate  based on a review of total  compensation  paid to the chief  executive officers of other REITs  deemed  comparable  by the Company and a review of the growth in the  Company's  net asset value  (NAV) per share and funds from  operations  (FFO) per share  compared to the growth in NAV per share and FFO per share of the REITs deemed comparable by the Company.

                  The Company  uses annual cash  bonuses as an important  method of  rewarding  executive  officers commensurate with the Company's performance,  departmental  performance and individual performance.  Early in 2000, the Company  established a target bonus amount for each executive  officer (other than the Chief Executive  Officer and a newly-hired  executive  officer).  Payment of the target bonus amounts was based  primarily on each executive officer's achievement of individualized  quantitative  financial and operational goals related to the activities he managed.  In the case of a  newly-hired  executive  officer,  payment of the bonus for 2000 was based  primarily on qualitative  factors.  The bonus paid to the Chief Executive  Officer for 2000 did not increase from the bonus paid to him in  1999.  Mr.  Havner's  bonus  for 2000  was  determined  to be  appropriate  based  on a review  of total compensation  paid to the chief executive  officers of other REITs deemed comparable by the Company and a review of the growth in the  Company's  NAV per share and FFO per share  compared  to the growth in NAV per share and FFO per share of the REITs deemed comparable by the Company.

                  Equity-Based  Compensation.  The Company  believes  that its  executive  officers  should have an incentive  to improve  the  Company's  performance  by having an  ongoing  stake in the  success  of the  Company's business.  The Company seeks to create this incentive by granting to appropriate  executive  officers stock options that have an exercise price of not less than 100% of the fair market value of the  underlying  stock on the date of grant,  so that the  executive  officer  may not  profit  from the  option  unless  the price of the  Common  Stock increases.  Options  granted by the Company  also are  designed to help the Company  retain  executive  officers in that options are not  exercisable  at the time of grant,  and achieve  their  maximum  value only if the  executive remains in the  Company's  employ for a period of years.  Options  were  granted  to the named  executive  officers during 2000 as reflected  above in the table  captioned  "Option Grants in Last Fiscal Year." The number of options granted  to  individual  executive  officers  is based on a number  of  factors,  including  seniority,  individual performance,  and the  number of  options  previously  granted  to such  executive  officer.  The number of options granted to the Chief Executive Officer during 2000 was based on the factors outlined above.

                  Beginning  in 2000,  the  Company  determined  to make  awards of  restricted  stock units to its executive officers as another form of long-term incentive  compensation.  Restricted stock units entitle the holder to receive  shares of Common Stock at a specified  vesting date.  Restricted  stock units  increase in value as the value of the Common  Stock  increases,  and vest  over time  provided  that the  executive  officer  remains in the employ of the Company.  Accordingly,  awards of restricted stock units serve the Company's  objectives of retaining its  executive  officers and  motivating  them to advance the  interests of the Company and its  shareholders.  The number of  restricted  stock units granted to individual  executive  officers  during 2000 was based on a number of factors,  including seniority and individual  performance.  The Company did not grant any restricted stock units to the Chief Executive Officer during 2000.

  BOARD OF DIRECTORS                      COMPENSATION COMMITTEE                        AUDIT COMMITTEE
  Ronald L. Havner, Jr.                   Alan K. Pribble (Chairman)                    Vern O. Curtis (Chairman)
  Harvey Lenkin                           James H. Kropp                                Arthur M. Friedman
  Vern O. Curtis                          Harvey Lenkin                                 Jack D. Steele
  Arthur M. Friedman
  James H. Kropp
  Alan K. Pribble
  Jack D. Steele

                                           STOCK PRICE PERFORMANCE GRAPH

                  The graph set forth below compares the yearly change in the cumulative total  shareholder  return on the Common Stock (formerly Common Stock Series A) of the Company  (formerly Public Storage  Properties XI, Inc.)
for the five-year  period ended  December 31, 2000 to the  cumulative  total return of the American  Stock Exchange
Market Value Index ("AMEX  Index") and the  National  Association  of Real Estate  Investment  Trusts  Equity Index
("NAREIT Equity Index") for the same period (total  shareholder  return equals price  appreciation plus dividends).
The stock price  performance  graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on December 31, 1995 and that all dividends were reinvested.  The stock price  performance  shown in the graph is not necessarily indicative of future price performance.

                                       Comparison of Cumulative Total Return
                            PS Business Parks, Inc., AMEX Index and NAREIT Equity Index
                                       December 31, 1995 - December 31, 2000

                                              AUDIT COMMITTEE REPORT

                  The Audit  Committee of the  PS Business  Parks Board of Directors is composed of three directors who qualify as independent  under the rules of the American Stock Exchange.  The Audit  Committee  operates under a written  charter  adopted by the Board of Directors  in May 2000  (Exhibit A).  The members of the Audit  Committee are Vern O. Curtis  (Chairman),  Arthur M.  Friedman  and Jack D. Steele.  The Audit  Committee  recommends  to the
Board of Directors the selection of the Company's independent auditors.

                  Management  is  responsible  for the  Company's  internal  controls and the  financial  reporting process.  The  independent  auditors  are  responsible  for  performing  an  independent  audit  of  the  Company's consolidated  financial  statements in accordance  with  generally  accepted  auditing  standards and for issuing a report thereon.  The Audit Committee's responsibility is to monitor and oversee these processes.

                  In this context,  the Audit Committee has met with  management and the  independent  auditors and has reviewed and discussed  with them the audited  consolidated  financial  statements.  Management  represented to the Audit  Committee  that the  Company's  consolidated  financial  statements  were  prepared in  accordance  with generally  accepted  accounting  principles.  The Audit Committee  discussed with the independent  auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

                  The Company's  independent  auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence  Discussions with Audit Committees),  and the
Audit  Committee  discussed  with the  independent  auditors  that  firm's  independence.  In  addition,  the Audit
Committee  has  considered  whether the  independent  auditors'  provision of non-audit  services to the Company is compatible with the auditors' independence.

                  Based on the Audit  Committee's  discussions  with management and the independent  auditors,  the representation  of management and the report of the independent  auditors,  the Audit Committee  recommended to the
Board of Directors,  and the Board has approved,  that the audited consolidated financial statements be included in the  Company's  Annual  Report on Form 10-K for the year ended  December  31,  2000 filed with the  Securities  and
Exchange Commission.

                               AUDIT COMMITTEE

                               Vern O. Curtis (Chairman)
                               Arthur M. Friedman
                               Jack D. Steele

                                               INDEPENDENT AUDITORS

                  The Audit  Committee has  recommended,  and the Board of Directors  has  selected,  Ernst & Young
LLP, independent auditors, to audit the accounts of the Company for the fiscal year ending December 31, 2001.

                  It is anticipated that  representatives  of Ernst & Young LLP, which has acted as the independent auditors  for the  Company  since the  Company's  organization,  will be in  attendance  at the  Annual  Meeting of
Shareholders  and will have the  opportunity  to make a  statement  if they  desire to do so and to  respond to any appropriate inquiries of the shareholders or their representatives.

Fees Billed to the Company by Ernst & Young LLP for 2000:

                  Audit Fees:

                  Audit fees  billed (or  expected  to be billed) to the Company by Ernst & Young LLP for the audit of the  Company's  annual  financial  statements  for the 2000  fiscal year and review of the  quarterly  financial statements included in the Company's quarterly reports on Form 10-Q for the 2000 fiscal year totaled $62,400.

                  Financial Information Systems Design and Implementation Fees:

                  The  Company  did not  engage  Ernst & Young  LLP to  provide  advice  to the  Company  regarding financial information systems design and implementation during the 2000 fiscal year.

                  All Other Fees:

                  Fees  billed (or  expected  to be billed) to the  Company by Ernst & Young LLP for the  Company's
2000 fiscal year for all other non-audit services rendered to the Company totaled $551,948.

                                                   ANNUAL REPORT

                  The Company has filed,  for its fiscal year ended  December  31, 2000,  an Annual  Report on Form
10-K with the Securities  and Exchange  Commission,  together with  applicable  financial  statements and schedules thereto.  The Company will furnish,  without charge,  upon written request of any shareholder as of March 15, 2001, who  represents in such request that he or she was the record or beneficial  owner of the Company's  shares on that date, a copy of the Annual Report together with the financial  statements and any schedules  thereto.  Upon written request and payment of a copying  charge of 15 cents per page,  the Company will also furnish to any  shareholder a copy of the  exhibits  to the  Annual  Report.  Requests  should be  addressed  to:  Jack E.  Corrigan,  Secretary,
PS Business Parks, Inc., 701 Western Avenue, Glendale, California  91201-2349.

                                             EXPENSES OF SOLICITATION

                  The  Company  will pay the cost of  soliciting  Proxies.  In addition  to  solicitation  by mail, certain  directors,  officers  and regular  employees of the Company and its  affiliates  may solicit the return of
Proxies by telephone,  telegram,  personal interview or otherwise.  The Company may also reimburse  brokerage firms and other persons  representing  the  beneficial  owners of the Company's  stock for their  reasonable  expenses in forwarding proxy solicitation  materials to such beneficial owners.  Shareholder  Communications  Corporation,  New
York,  New York may be  retained  to assist the  Company in the  solicitation  of  Proxies,  for which  Shareholder
Communications Corporation would receive normal and customary fees and expenses from the Company.

                                DEADLINES FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR
                                       CONSIDERATION AT 2002 ANNUAL MEETING

                  Any proposal that a shareholder  wishes to submit for inclusion in the Company's  Proxy Statement for the 2002  Annual  Meeting of  Shareholders  ("2002  Proxy  Statement")  pursuant  to  Securities  and  Exchange
Commission  Rule 14a-8 must be received by the Company no later than  December  17, 2001.  In  addition,  notice of any proposal that a shareholder  wishes to propose for  consideration  at the 2002 Annual Meeting of  Shareholders, but does not seek to include in the Company's  2002 Proxy  Statement  pursuant to Rule 14a-8,  must be delivered to the Company no later than  March 1,  2002 if the  proposing  shareholder  wishes for the  Company to  describe  the nature of the proposal in its 2002 Proxy  Statement as a condition to  exercising  its  discretionary  authority to vote proxies on the proposal.  Any  shareholder  proposals or notices  submitted to the Company in connection  with the 2002 Annual Meeting of Shareholders  should be addressed to: Jack E. Corrigan,  Secretary,  PS Business  Parks,
Inc., 701 Western Avenue, Glendale, California 91201-2349.

                                                   OTHER MATTERS

                  The  management  of the Company does not intend to bring any other matter  before the meeting and knows of no other  matters that are likely to come before the meeting.  If any other  matters  properly come before the meeting,  the persons named in the accompanying  Proxy and the Trustee will vote the shares  represented by the
Proxy in accordance with their best judgment on such matters.

                  You are  urged to vote the  accompanying  Proxy  and sign,  date and  return  it in the  enclosed stamped envelope at your earliest convenience, whether or not you currently plan to attend the meeting in person.

                                                          By Order of the Board of Directors

                                                              JACK E. CORRIGAN, Secretary

Glendale, California
April 2, 2001

                                                                                                          Exhibit A

                                              PS BUSINESS PARKS, INC.

                               CHARTER OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                 Adopted by the Board of Directors on May 9, 2000

1.       The Audit  Committee  shall have at least  three  members and shall be  composed  entirely of  independent members of the Board of  Directors  (the  "Board").  Each member of the Audit  Committee  shall be able to read and understand  fundamental  financial  statements,  and at least one member shall have had  employment  experience  in finance or accounting, or comparable experience providing sophistication in matters of accounting or finance.

2.       The purposes of the Audit Committee are:

         o     to oversee the Company's  accounting and financial  reporting  policies and practices,  its internal controls and accounting and computer practices and procedures;

         o     to oversee the quality,  appropriateness  of accounting  practices and  objectivity of the Company's financial statements and the independent audit thereof; and

         o     to act as a liaison between the Company's independent auditors and the full Board.

The function of the Audit Committee is oversight;  it is the responsibility of the Company to maintain  appropriate systems for  accounting  and internal  control,  and the  auditors'  responsibility  to plan and carry out a proper audit. To this end, the Audit  Committee  shall have  unrestricted  access to the Board,  the independent  auditors and the executive and financial  management of the Company.  Ultimately,  the outside auditors shall be accountable to the Audit Committee and the Board, as  representatives  of the  shareholders of the Company,  and therefore both the Audit  Committee  and the Board  shall have  authority  and  responsibility  to  select,  evaluate  and,  where appropriate, replace the outside auditors.

3.       To carry out its purposes, the Audit Committee shall have the following duties and powers:

         o     to recommend to the Board the selection, retention or termination of auditors;

         o     to require the independent auditors to submit to the Audit Committee, on a periodic basis, a written list of all  relationships  between  the  independent  auditors  and the  Company  (consistent  with
               Independence  Standards  Board  standards),  to  discuss  with  the  independent  auditors  any such relationship  that may affect the  objectivity  or  independence  of the  outside  auditors,  and to recommend to the full Board any action deemed  necessary to maintain the independence of the outside auditors;

         o     to meet with the Company's  independent  auditors,  including private meetings,  as necessary (i) to review the  arrangements  for,  procedures  to be  utilized,  and scope of the annual  audit and any specific  audits,  (ii) to discuss  any  matters  of concern  relating  to the  Company's  financial statements,  including any adjustments to such statements recommended by the auditors, disagreements with management or other results of audit(s), (iii) to review the annual financial statements of the
               Company and significant  accounting policies underlying the statements and their presentation to the public in the annual or other reports,  (iv) to consider the auditors'  comments with respect to the
               Company's  financial  policies,  procedures  and  internal  accounting  controls  and the  Company's responses  thereto and  resolve as  necessary,  and (v) to review the form of opinion  the  auditors propose to render to the Board and shareholders;

         o     to  consider  the  appropriateness  of and  effect  upon the  Company of any  changes in  accounting principles or practices proposed by the Company or the auditors;

         o     to review legal and regulatory  matters that may have a material impact on the financial  statements of the Company, including company compliance policies and procedures;

         o     to review the fees charged by the auditors for audit or non-audit services;

         o     as authorized by the full Board,  to investigate  improprieties  or suspected  improprieties  in the
               Company's financial operations;

         o     to act in an advisory capacity to the Chief Executive  Officer regarding  personnel matters relating to legal and ethical behavior;

         o     to perform such other functions as assigned by law, the Company's bylaws or the full Board; and

         o     to report  activities  to the full Board on a regular  basis and to make such  recommendations  with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4.       The Audit  Committee  shall have a chairman,  who shall be elected by a majority vote of the Board,  shall meet on a regular basis, and shall hold special meetings as  circumstances  require.  The Audit Committee shall act by majority vote of its members.

5.       The Audit  Committee  shall meet  regularly  with the  financial  officers of the Company,  with  internal auditors, if any, and with other officers as it deems appropriate.

6.       The  Audit   Committee   shall  have  the   resources   and   authority   appropriate   to  discharge  its
responsibilities,  including  the  authority to retain  special  counsel and other  experts or  consultants  at the expense of the Company.

7.       The Audit  Committee  shall  prepare a report for  inclusion in the  Company's  annual proxy  statement in accordance with applicable requirements of the U.S. Securities and Exchange Commission.

8.       The Audit Committee shall review this Charter periodically and recommend any changes to the full Board.

                                              PS BUSINESS PARKS, INC.

                                                701 Western Avenue
                                          Glendale, California 91201-2349

                            This Proxy is Solicited on Behalf of the Board of Directors

                  The  undersigned,  a  record  holder  of  Common  Stock  of  PS Business  Parks,  Inc.  and/or  a
participant in the PS  401(k)/Profit  Sharing Plan (the "401(k) Plan"),  hereby (i) appoints Ronald L. Havner,  Jr.
and Harvey Lenkin,  or either of them, with power of  substitution,  as Proxies,  to appear and vote, as designated on the reverse  side,  all the shares of Common Stock held of record by the  undersigned  on March 15, 2001, at the
Annual Meeting of Shareholders to be held on May 8,  2001 (the "Annual  Meeting"),  and any  adjournments  thereof, and/or (ii)  authorizes  and directs the trustee of the 401(k) Plan (the  "Trustee") to vote or execute  proxies to vote,  as  instructed on the reverse side,  all the shares of Common Stock  credited to the  undersigned's  account under  the  401(k)  Plan on  March  15,  2001,  at the  Annual  Meeting  and any  adjournments  thereof.  In  their discretion,  the Proxies  and/or the Trustee are  authorized to vote upon such other  business as may properly come before the meeting.

                  THE  PROXIES  AND/OR  THE  TRUSTEE  WILL  VOTE ALL  SHARES OF COMMON  STOCK TO WHICH  THIS  PROXY
RELATES,  IN THE MANNER  DIRECTED BY THE  UNDERSIGNED.  IF NO  DIRECTION IS GIVEN WITH RESPECT TO COMMON STOCK HELD
OF RECORD BY THE  UNDERSIGNED,  THE PROXIES WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF ALL NOMINEES  LISTED ON
THE REVERSE.  IF NO DIRECTION IS GIVEN WITH RESPECT TO COMMON STOCK  CREDITED TO THE  UNDERSIGNED'S  ACCOUNT  UNDER
THE 401(k) PLAN, THE TRUSTEE WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE.

        (continued and to be signed on reverse side)

 X  Please mark your votes as indicated in this example.

1.      Election of Directors

               FOR                         WITHHELD                    Nominees:
               ALL                         FROM ALL                    Ronald L. Havner, Jr.
        ___    NOMINEES              ___   NOMINEES                    Harvey Lenkin
                                                                       Vern O. Curtis
        For all nominees except as noted below                         Arthur M. Friedman
                                                                       James H. Kropp
                                                                       Alan K. Pribble
        _________________________________________                      Jack D. Steele

2.      Other  matters:  In their  discretion,  the Proxies  and/or the Trustee  are  authorized  to vote upon such other business as may properly come before the meeting.

The  undersigned  acknowledges  receipt of the Notice of Annual Meeting of  Shareholders  and Proxy Statement dated
April 2, 2001.

PLEASE MARK,  SIGN,  DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED  ENVELOPE TO AMERICAN  STOCK  TRANSFER & TRUST
COMPANY, 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005.

Signature____________________________ Signature if held jointly___________________________ Dated:____________, 2001

Note:   Please sign exactly as your name  appears.  Joint owners  should each sign.  Trustees and others  acting in a representative capacity should indicate the capacity in which they sign.